Exhibit 99.1

ANGIE’S LIST, INC.

AMENDED AND RESTATED Omnibus incentive plan1

Angie’s List, Inc., a Delaware corporation (the “Corporation”), hereby amends and restates the Angie’s List, Inc. Omnibus Incentive Plan, effective as of August 11, 2011 (the “Effective Date”).

preliminary statements

WHEREAS, the Corporation established the Angie’s List, Inc. Omnibus Incentive Plan, effective April 30, 2010, as amended effective August 10, 2010, March 15, 2011 and August 11, 2011 (together, the “Original Plan”);

WHEREAS, the Board has determined that it is desirable, advisable and in the best interests of the Corporation to amend and restate the Original Plan in all respects as follows, effective as of the Effective Date, and to submit the Plan to the Corporation’s stockholders for approval:

PLAN

Section 1. Purposes; Objectives; Definitions.

The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating Employees, Directors and consultants and to provide the Corporation with a plan providing incentives more directly linked to the success of the Corporation and increases in shareholder value.

The objectives of the Plan are to optimize the profitability and growth of the Corporation through annual and long term incentives which are consistent with the Corporation’s goals. The Plan is intended to provide flexibility to the Corporation in the ability to motivate, attract and retain the services of Employees, Directors and consultants who make significant contributions to the success of the Corporation.

For purposes of the Plan, terms are defined in Exhibit A attached hereto and made a part hereof.

[1]	Reflects the eight-for-one stock split effected on October 31, 2011.

Section 2. Administration.

(a) Committee. The Plan shall be administered by the Board or by a committee of the Board (the “Committee”). The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Employees and Directors of the Corporation and to any individual who is a consultant who provides services to the Corporation. To the extent determined appropriate by the Board, the Committee may consist solely of two or more “non-employee directors” (within the meaning of Rule 16b-3) and/or two or more “outside directors” for purposes of Code Section 162(m) and the regulations thereunder. To the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company the authority to grant Stock Options and Stock Appreciation Rights (or other Awards to the extent permitted by applicable law), except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Exchange Act, and the Committee shall have the authority to appoint, and delegate to, another committee of the Board (which may consist of solely one Director) the authority to grant all types of Awards.

(b) Authority. Among other things, the Committee shall have the authority, subject to the terms of the Plan, to:

(i) select the Employees, Directors and consultants to whom Awards may from time to time be granted;

(ii) determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, Restricted Stock Units or any combination thereof are to be granted hereunder;

(iii) determine the number of Shares to be covered by each Award granted hereunder;

(iv) determine the terms and conditions of any Award granted hereunder (which may include degrees of attainment such as minimums, thresholds and targets for payment) including, but not limited to, the exercise price, any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Corporation) and any vesting, acceleration or forfeiture regarding any Award and the Shares relating thereto, based on such factors as the Committee shall determine;

(v) modify, amend or adjust the terms and conditions of any Award at any time or from time to time including, but not limited to, due to unusual or nonrecurring events;

(vi) suspend the vesting, lapsing or exercise of an Award in connection with a transaction including the Corporation; and

(vii) determine under what circumstances an Award may be settled in cash or Shares or a combination thereof.

Notwithstanding the preceding provisions, the Committee is not authorized to take any action that would cause an Award intended to be exempt from Code Section 409A to become subject to Code Section 409A or an award subject to Code Section 409A to violate the provisions of Code Section 409A.

(c) Rules; Interpretation; Action. The Committee shall have the authority to adopt, alter, waive and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan, to interpret, amend or waive the terms or provisions of any Award issued under the Plan (and any award agreement relating thereto) and to otherwise supervise the administration of the Plan. The Committee may act only by a majority of its members. Any action may be taken by a written instrument signed by all of the members of the Committee, and any action so taken shall be fully effective as if it had been taken at a meeting.

(d) Decisions Final and Binding. Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated person pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Participants.

Section 3. Shares Subject To Plan.

(a) Number of Shares. Subject to Section 3(d), the total number of Shares reserved and available for grant under the Plan shall be 5,090,496 Shares (including Shares issued prior to, and Awards outstanding as of, the Effective Date), plus an increase in the number of Shares available for issuance under the Plan on the first day of each fiscal year beginning with January 1, 2012 through January 1, 2021, in an amount equal to the least of (A) 5% of the outstanding Shares on the last day of the immediately preceding fiscal year, (B) 5,090,496 Shares, or (C) such lesser number of Shares determined by the Board. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

(b) Forfeiture of Awards. If any Award is forfeited or terminates without being exercised or prior to vesting, Shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan. Awards settled in cash and Substitute Awards shall not reduce the number of Shares available for grant under the Plan.

(c) Individual Limits. With respect to any Award intended to qualify as “performance-based” under Section 162(m) of the Code, the following limits shall apply to the amount that may be awarded to any Participant during any calendar year, subject to adjustment as provided in Section 5(d): (i) Stock Options and Stock Appreciation Rights that relate to no more than 8,000,000 Shares; (B) Performance Awards that relate to no more than 8,000,000 Shares and (C) cash-based Awards that relate to no more than $10,000,000.

(d) Change in Capital Structure. In the event of any change in the outstanding Shares by reason of a stock dividend or split, recapitalization, merger, consolidation, combination, separation (including a spin-off), exchange of shares, or other similar corporate change, an appropriate adjustment shall be made by the Committee in the number, kind, and/or Exercise Price with respect to Shares as to which Awards may be granted under the Plan. A corresponding adjustment shall likewise be made in the number, kind, and/or exercise price for Shares with respect to which there are unexercised outstanding Awards as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Corporation, and the good faith determination of the Committee shall be final, conclusive, and binding. No fractional shares of stock shall be issued or issuable under the Plan on account of any such adjustment. No adjustment shall be made pursuant to this Section, if it would cause an Award intended to be exempt from Code Section 409A to become subject to Code Section 409A or an award subject to Code Section 409A to violate Code Section 409A.

Section 4. Eligibility and Award Agreement.

(a) Eligibility. Persons who serve or agree to serve as Employees, Directors or consultants (including prospective Employees, Directors or consultants) of the Corporation who are responsible for or contribute to the management, growth and profitability of the business of the Corporation are eligible to be granted Awards under the Plan.

(b) Award Agreement. Each Award shall be evidenced by an award agreement, the terms and provisions of which shall be determined by the Committee in its sole discretion and may differ among Participants. An award agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option, a Nonqualified Stock Option or any other Award type. An award agreement may be in an electronic medium, may be limited to a notation on the Company’s books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant. The execution of an award agreement if required, may occur following the grant of the Award.

Section 5. Stock Options.

(a) Grant and Types. Whenever the Committee deems it appropriate, Stock Options may be granted alone or in connection with another Award and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant any Participant Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that only Employees are eligible to be granted Incentive Stock Options. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

(b) Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any award agreement.

(i) The option price per Share purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement and shall, except in the case of Substitute Awards, not be less than 100% of the Fair Market Value (at the date the Stock Option is granted) of the Shares subject to the Stock Option.

(ii) The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

(iii) Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that the exercise provisions for Incentive Stock Options shall in all events not be more favorable than the following provisions:

(A) No Incentive Stock Option may be exercised (A) before the Plan is approved by the shareholders of the Corporation in the manner prescribed by Code Section 422; and (B) after the first to occur of: (x) ten years from the date the Incentive Stock Option is granted, (y) three months following the date of the Participant’s termination of employment with the Corporation for reasons other than Disability or death, or (z) one year following the date of the Participant’s termination of employment on account of Disability or death.

(B) An Incentive Stock Option by its terms shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Corporation shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Stock Options will be treated as Nonqualified Stock Options to the extent permitted by law.

(iv) Notwithstanding any other provision herein contained, no employee of the Corporation may receive an Incentive Stock Option under the Plan if such employee, on the date the Incentive Stock Option is granted, owns (as defined in Code Section 424(d)) Shares possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price for such Incentive Stock Option is at least 110% of the Fair Market Value (determined at the date the Incentive Stock Option is granted) and such Incentive Stock Option is not exercisable after the date five years from the date the Incentive Stock Option is granted.

(v) Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time after the Stock Options become exercisable by giving written notice of exercise to the Corporation specifying the number of Shares subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Corporation may accept; provided, however, that if permitted by the Committee and by applicable securities laws, the Participant may: (A) deliver, in a manner intended to comply with the provisions of Rule 16b-3, Shares already owned by the Participant having a Fair Market Value on the date of exercise equal to the purchase price, (B) cause to be withheld from the Stock Option shares, Shares issuable upon exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the purchase price, (C) certified or bank check or other instrument as the Corporation may accept, or (D) any combination of (A), (B) and (C). No Shares shall be issued until full payment therefor has been made. After the Participant has given written notice of exercise, has paid in full for such Shares and, if requested, has given the representation described in Section 13(a), the Participant shall have all of the rights of a shareholder of the Corporation holding the Shares that are subject to such Stock Option (including, if applicable, the right to vote the Shares and the right to receive dividends).

Section 6. Stock Appreciation Rights.

(a) Grant. Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted alone or in connection with another Award.

(b) Terms and Conditions. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any award agreement.

(i) Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Corporation an amount equal to the excess of (y) the Fair Market Value on the date of exercise of the Shares covered by the surrendered Stock Appreciation Right over (z) except in the case of Substitute Awards, the Fair Market Value of the Shares on the date the Stock Appreciation Right is granted. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

(ii) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Shares covered by the Stock Appreciation Right exceeds the Fair Market Value of the Shares on the date the Stock Appreciation Right is granted.

(iii) if the Stock Appreciation Right is granted in connection with a Stock Option under the Plan then (A) the Participant, upon exercise of all or any part of the Stock Appreciation Rights, shall surrender to the Corporation, unexercised, that portion of the underlying Stock Option relating to the same number of Shares as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised), (B) the Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option and Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised, and (C) the Stock Appreciation Right shall be exercisable only to the extent that the related Stock Option is exercisable and the Stock Appreciation Right shall expire no later than the date on which the related Stock Option expires.

(c) Exercise. Stock Appreciation Rights may be exercised, in whole or in part, at any time after the Stock Appreciation Rights become exercisable by giving written notice of the exercise to the Corporation specifying the number of Stock Appreciation Rights the Participant has elected to exercise.

(d) Payment. The award agreement may provide for payment in Shares, cash, or a combination of Shares and cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised.

Section 7. Restricted Stock.

(a) Grant. Whenever the Committee deems it appropriate, shares of Restricted Stock may be awarded either alone or in connection with another Award. The Committee shall determine the number of Shares to be awarded to any Participant, the conditions for vesting or lapsing of restrictions, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

The Committee may, prior to grant, condition the vesting of or the lapsing of restrictions on Restricted Stock upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting or lapsing upon the continued service of the Participant or upon any other term or condition. The provisions of Restricted Stock Awards (including any applicable Performance Goals) need not be the same with respect to each Participant.

(b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. If a certificate is issued in respect of shares of Restricted Stock it shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Angie’s List, Inc. Omnibus Incentive Plan and an award agreement. Copies of such plan and award agreement are on file at the offices of Angie’s List, Inc.”

The Committee may require that the certificates evidencing such Shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(c) Terms and Conditions. Shares of Restricted Stock granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any award agreement:

(i) Subject to the provisions of the Plan, during the period, if any, commencing with the date of grant of such Award and ending on the date of vesting or the lapsing of the restrictions, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock. The Committee may provide for the vesting or the lapse of restrictions in installments.

(ii) Except as provided in this Section or in the award agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation holding Shares that are the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any dividends or distributions.

(iii) The Committee shall have the sole discretion at any time to accelerate or waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant’s shares of Restricted Stock.

(iv) If and when any applicable restriction period expires without a prior forfeiture of the Restricted Stock, certificates for such shares shall be delivered to the Participant upon surrender of any legended certificates.

(v) To the extent the Award of Restricted Stock does not prohibit a Code Section 83(b) election, if a Participant makes an election pursuant to Code Section 83(b) concerning an Award of Restricted Stock, the Participant shall promptly file a copy of such election with the Corporation.

Section 8. Performance Awards.

(a) Grant. Whenever the Committee deems it appropriate, Performance Awards may be awarded either alone or in connection with another Award. The Committee shall determine the number of Performance Awards to be awarded to any Participant, the duration of the Award Cycle and any other terms and conditions of the Award, in addition to those contained in Section 8(b). Performance Awards may be denominated in cash or Shares.

The Committee may, prior to grant, condition the vesting or settlement of Performance Awards upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting or settlement upon the continued service of the Participant or upon any other term or condition. The provisions of Performance Awards (including any applicable Performance Goals) need not be the same with respect to each Participant.

(b) Terms and Conditions. Performance Awards granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any award agreement:

(i) Subject to the provisions of the Plan, Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(ii) At the expiration of the Award Cycle, the Committee shall evaluate, to the extent applicable, the Participant’s continued service, the Corporation’s performance in light of the Performance Goals for such Award and any other terms and conditions of the Performance Awards, and shall determine the Performance Awards granted to the Participant which have vested and been earned. The award agreement may provide for payment in Shares, cash, or a combination of Shares and cash, or the Committee may reserve the right to determine the manner of payment at the time the Performance Award is earned.

(iii) The Committee shall have the sole discretion at any time to accelerate or waive, in whole or in part, any or all limitations with respect to any or all of such Participant’s Performance Award.

(iv) If and when any applicable Award Cycle expires without a prior forfeiture of the Performance Awards, payment in accordance with this Section shall be made to the Participant.

Section 9. Restricted Stock Units

(a) Grant. Whenever the Committee deems it appropriate, shares of Restricted Stock Units may be awarded either alone or in connection with another Award. The Committee shall determine the number of Shares to be awarded to any Participant, the conditions for vesting or lapsing of restrictions, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 9(b).

The Committee may, prior to grant, condition the vesting of or the lapsing of restrictions on Restricted Stock Units upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting or lapsing upon the continued service of the Participant or upon any other term or condition. The provisions of Restricted Stock Units Awards (including any applicable Performance Goals) need not be the same with respect to each Participant.

(b) Terms and Conditions. Restricted Stock Units granted under the Plan shall be subject to the following terms and conditions, which shall be in addition to such terms and conditions as the Committee shall deem desirable, including those contained in any award agreement:

(i) Subject to the provisions of the Plan, during the period, if any, commencing with the date of grant of such Award and ending on the date of vesting or the lapsing of the restrictions, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units. The Committee may provide for the vesting or the lapse of restrictions in installments.

(ii) The Committee shall have the sole discretion at any time to accelerate or waive, in whole or in part, any or all remaining restrictions with respect to any or all Restricted Stock Units subject to any limitations imposed by Code Section 409A.

(iii) The award agreement may provide for payment in Shares, cash, or a combination of Shares and cash, or the Committee may reserve the right to determine the manner of payment at the time the Restricted Stock Unit is settled.

Section 10. Change Of Control.

(a) Effect. Subject to the authority granted to the Committee pursuant to Section 2(b)(iv) to accelerate the vesting of an Award, upon a Change of Control, the Plan and each outstanding Award shall terminate, subject to any provision that has been made by the Corporation through a plan of reorganization or otherwise for the substitution, assumption, settlement, or other continuation of the Awards. If Awards are to terminate (with no substitution, assumption, settlement, or other continuation) in such circumstances, each Participant shall have the right, by giving notice at least ten days before the effective date of the Change in Control, to exercise on or before such effective date, in whole or in part, any unexpired Award issued to the Participant, to the extent that the Award is vested and exercisable as of such effective date.

(b) 280G. Notwithstanding any provision of the Plan to the contrary, the Corporation shall not be obligated to make a payment pursuant hereto to the extent that such payment, when combined with other payments made by the Corporation with respect to a Participant on account of a Change of Control, would result in the imposition of an excise tax under Code Section 4999. To the extent required by the preceding sentence, the Corporation shall reduce the amount payable hereunder to the maximum amount, as determined by the Committee in its reasonable judgment, that can be paid without resulting in the imposition of an excise tax under Code Section 4999.

Section 11. Effective Date, Amendment And Termination.

(a) Effective Date. The Plan was most recently approved by the Board on the Effective Date and by shareholders on August 24, 2011. No Incentive Stock Option Award shall be made under the Plan after August 11, 2021.

(b) Amendment and Termination. The Board or the Committee may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that to the extent necessary and desirable to comply with any applicable law or regulation, including requirements of any stock exchange or quotation system on which the Shares are listed or quoted), shareholder approval of any Plan amendment shall be obtained in such a manner and to such a degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan shall in any manner affect any Award granted pursuant to the Plan prior to the date of such termination, amendment or modification, without the consent of the Participant or, if applicable, the transferee of the Award. Notwithstanding the foregoing, except in the case of Substitute Awards, the terms of outstanding Awards may not be amended to reduce the option price of outstanding Stock Options or base price of outstanding Stock Appreciation Rights or cancel outstanding “out-of-the-money” Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an option price or base price that is less than the option price or base price of the original Stock Options or Stock Appreciation Rights without stockholder approval, provided that nothing herein shall prevent the Committee from taking any action provided for in Section 3(d). The Board or Committee shall have the authority to implement sub-plans under the Plan or make Awards subject to terms and conditions determined necessary or appropriate to comply with non-U.S. legal, tax or other requirements.

Section 12. Effect of Termination of Employment. Except as otherwise set forth in the award agreement:

(a) Without Cause. If a Participant has a Termination of Service as a result of a termination without Cause by the Corporation, then (i) any Award or portion thereof that is unvested (or otherwise unexercisable or for which restrictions have not lapsed) as of the Termination Date shall terminate and be forfeited as of the Termination Date, (ii) any Stock Option or Stock Appreciation Right or portion thereof that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate and be forfeited on the date that is the earlier of three months after the Termination Date and the original expiration date; provided, however, that if the Participant should die during that three-month period, such Stock Option or Stock Appreciation Right or portion thereof shall terminate on the date that is one year after the Termination Date (the applicable termination date of the Stock Option or Stock Appreciation Right hereinafter referred to as the “Option Termination Date”), and (iii) prior to the Listing Date, the Corporation shall have the right (but not the obligation) for a period of one (1) year after the Option Termination Date (but not later than the original expiration date) to purchase all or a portion of the Award that is vested (or otherwise exercised or for which restrictions have lapsed) and any other equity interests, Shares or other performance units or interests of the Corporation (collectively, the “Equity Interests”) that are held by the Participant for an amount equal to the Fair Market Value of such securities determined as of the Termination Date. All or any portion of the amount to be paid by the Corporation to the Participant pursuant to this Section 12(a) may be paid by a promissory note to be issued to the Participant by the Corporation which shall be payable in equal quarterly installments over a period of three (3) years and shall provide for interest to be paid on the outstanding principal balance at a simple interest rate per annum equal to the prime rate as published by the Wall Street Journal on the closing date of the repurchase of the securities by the Corporation (“Promissory Note”).

(b) Voluntary Resignation. If a Participant has a Termination of Service due to the Participant’s voluntary resignation from the Corporation, then (i) any Award or portion thereof that is unvested (or otherwise unexercisable or for which restrictions have not lapsed) as of the Termination Date shall terminate and be forfeited as of the Termination Date, (ii) any Stock Option or Stock Appreciation Right or portion thereof that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate and be forfeited on the date that is the earlier of three months after the Termination Date and the original expiration date; provided, however, that if the Participant should die during that three-month period, such Stock Option or Stock Appreciation Right or portion thereof shall terminate on the date that is one (1) year after the Termination Date (but not later than the original expiration date), and (iii) prior to the Listing Date, the Corporation shall have the right (but not the obligation) for a period of one (1) year after the Option Termination Date to purchase all or a portion of the Award that is vested (or otherwise exercised or for which restrictions have lapsed) and any other Equity Interests of the Corporation that are held by the Participant for an amount equal to eighty percent (80%) of the Fair Market Value of such securities determined as of the Termination Date. All or any portion of the amount to be paid by the Corporation to the Participant pursuant to this Section 12(b) may be paid by the Corporation to the Participant pursuant to a Promissory Note.

(c) Disability or Death. If a Participant has a Termination of Service as a result of his or her Disability or death, then (i) any Award or portion thereof that is unvested (or otherwise unexercisable or for which restrictions have not lapsed) as of the Termination Date shall terminate and be forfeited as of the Termination Date, (ii) any Stock Option or Stock Appreciation Right or portion thereof that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate and be forfeited on the date that is the earlier of one year after the Termination Date and the original expiration date, and (iii) prior to the Listing Date, the Corporation shall have the right (but not the obligation) for a period of one (1) year after the Option Termination Date to purchase all or a portion of the Award that is vested (or otherwise exercised or for which restrictions have lapsed) and any other Equity Interests of the Corporation that are held by the Participant for an amount equal to the Fair Market Value of such securities determined as of the date of the death or the date of the Disability of the Participant as determined by the Committee. All or any portion of the amount to be paid by the Corporation to the Participant pursuant to this Section 12(c) may be paid by the Corporation to the Participant pursuant to a Promissory Note.

(d) Cause. If the Participant has a Termination of Service as a result of a termination for Cause by the Corporation, then (i) any Award (whether vested or unvested, exercisable or unexercisable or on which restrictions have or have not lapsed) held by the Participant (or any permitted transferee) as of the Termination Date shall terminate and be forfeited as of the date and time the Participant is terminated, and (ii) prior to the Listing Date, the Corporation shall have the right (but not the obligation) for a period of one (1) year after the Termination Date to purchase all or a portion of any other Equity Interests of the Corporation that are held by the Participant at an amount equal to the original purchase price paid by the Participant for such securities. All or any portion of the amount to be paid by the Corporation to the Participant pursuant to this Section 12(d) may be paid by the Corporation to the Participant pursuant to a Promissory Note.

Section 13. General Provisions.

(a) Certificates. The Committee may require each person purchasing or receiving Shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the Shares with investment intent and without a view to the distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer and to comply with federal or state securities laws. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for Shares under the Plan until the Participant or any other person entitled to such Shares executes a shareholder’s agreement containing such terms and conditions as determined by the Board in its sole discretion. Such terms and conditions may include, among other things, (a) restrictions on the sale, assignment, transfer, pledge or other encumbrance of such Shares, (b) provisions granting the Corporation the right and option to repurchase such Shares upon or after any termination of service, (c) provisions granting the Corporation the right of first refusal to purchase such Shares in certain events, and (d) any other rights for the benefit of the Corporation that the Board may deem necessary or desirable.

(b) Issuance of Shares and Compliance with Securities Laws. The Corporation may postpone the issuance and delivery of certificates representing Shares until (i) the admission of such Shares to listing on any stock exchange on which Shares are then listed and (ii) the completion of such registration or other qualification of Shares under any state or federal law, rule, or regulation as the Corporation shall determine to be necessary or advisable, which registration or other qualification the Corporation shall use its best efforts to complete; provided, however, a person purchasing or otherwise receiving Shares pursuant to the Plan has no right to require the Corporation to register the Shares under federal or state securities laws at any time. Any person purchasing or otherwise receiving Shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation, in light of the existence or non-existence with respect to such Shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the Shares in compliance with the provisions of those or any comparable acts.

(c) Compliance with Laws.

(i) The Plan, the granting and vesting of Awards under the Plan, the offer, issuance, and delivery of the Shares, and the payment of money under the Plan or under Awards are subject to compliance with all applicable federal and state laws, rules, and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. A person acquiring any securities under the Plan shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

(ii) No Participant shall sell, pledge, or otherwise transfer Shares acquired pursuant to an Award or any interest in such Shares except in accordance with the express terms of the Plan and the applicable award agreement. Any attempted transfer in violation of this Section shall be void and of no effect. Without in any way limiting the provisions set forth above, no Participant shall make any disposition of all or any portion of Shares acquired or to be acquired pursuant to an Award, except in compliance with all applicable federal and state securities laws. Notwithstanding anything else herein to the contrary, the Company has no obligation to register the Shares or file any registration statement under either federal or state securities laws.

(d) Other Plans. Nothing contained in the Plan shall prevent the Corporation from adopting other or additional compensation arrangements for its Employees.

(e) No Continued Employment or Engagement. Adoption of the Plan shall not confer upon any employee any right to continued employment, any Director any right to continue as a Director or any consultant any right to continued engagement, nor shall it interfere in any way with the right of the Corporation to terminate the employment of any employee or the engagement of any Director or consultant at any time.

(f) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. If permitted by the Committee, withholding obligations may be settled with Shares, including (but only up to the applicable minimum statutory tax withholding rate) Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from the payment of the Award and from any payment otherwise due to the Participant.

(g) Beneficiary Designation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid or by whom any rights of the Participant, after the Participant’s death, may be exercised.

(h) Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

(i) Notice. All notices and other communications required or permitted to be given under the Plan shall be in writing or other form approved by the Committee and shall be deemed to have been duly given as follows (a) if to the Corporation mailed first class, postage prepaid at the principal business address of the Corporation to the attention of the Secretary of the Corporation; or (b) if to any Participant then delivered personally, mailed first class, postage prepaid at the last address of the Participant known to the sender at the time the notice or other communication is sent or delivered, or by e-mail, interoffice mail, intranet or other means of office communication determined by the Committee.

(j) Non-transferability. No Award shall be sold, assigned, transferred or pledged or otherwise encumbered by the Participant other than (i) transfers by will or by the laws of descent and distribution; or (ii) in the case of an Award other than an Incentive Stock Option, to the extent specified in the award agreement. All Stock Options and Stock Appreciation Rights shall be exercisable, subject to the terms of the Plan, during the Participant’s lifetime, only by the Participant or any person to whom the Stock Option or Stock Appreciation Right is permitted to be transferred.

(k) Indemnification. No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on such member’s behalf in his or her capacity as a member of the Committee or the Board for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or Director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith.

(l) Successors. The Plan shall be binding upon the successors and assigns of the Corporation.

(m) Recoupment Policy. Awards granted under this Plan shall be subject to any recoupment policy adopted by the Company as it exists from time to time. Without limiting the foregoing, the Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder, with respect to any Awards granted under this Plan.

Section 14 – Code Section 409A

(a) General. The Corporation intends that any Awards be structured in compliance with, or to satisfy an exemption from, Code Section 409A, such that there are no adverse tax consequences, interest, or penalties as a result of the Awards. Notwithstanding the Company’s intention, in the event any Award is subject to Section 409A of the Code, the Committee may, in its sole discretion and without a participant’s prior consent, amend the Plan and/or awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any award from the application of Code Section 409A, (ii) preserve the intended tax treatment of any such award, or (iii) comply with the requirements of Code Section 409A, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of grant of an award. This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and Awards are exempt from or comply with Code Section 409A.

(b) Specified Employees. Notwithstanding any contrary provision in the Plan or an award agreement, following an initial public offering, any payment(s) of “nonqualified deferred compensation” (within the meaning of Code Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Code Section 409A) as a result of his or her “separation from service” (as defined in Code Section 409A) shall be delayed for the first six (6) months following such “separation from service”.

(c) Separation From Service. A Termination of Employment shall not be deemed to have occurred for purposes of any provision of the Plan or an award agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Code Section 409A, unless such termination is also a “separation from service” within the meaning of Code Section 409A if payment prior to a “separation from service” would violate Section 409A of the Code.

EXHIBIT A

DEFINITIONS

“Award” means a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award or Restricted Stock Unit.

“Award Agreement” is defined in Section 4(b).

“Award Cycle” shall mean the period designated by the Committee over which Performance Units are to be earned.

“Board” means the Board of Directors of the Corporation.

“Cause” means, with respect to any Participant: (i) the conviction of, or admission of guilt or plea of no contest by, the Participant in a criminal proceeding with respect to any crime, whether or not involving the Corporation, which constitutes a felony in the jurisdiction involved; (ii) the embezzlement or misappropriation of property of the Corporation, or any other act involving fraud or dishonesty with respect to the Corporation; (iii) habitual alcohol or substance abuse; (iv) any material breach by the Participant of his or her employment agreement, if any, with the Corporation; or (v) any breach by the Participant of his or her statutory, common law or contractual duties not to compete with the Corporation or not to disclose or reveal confidential information or trade secrets of the Corporation.

“Change Of Control” means, with respect to the Corporation, any of the following events: (i) the dissolution, liquidation, or sale of all or substantially all of the business, properties, and assets of the Corporation, (ii) any reorganization, merger, consolidation, sale, or exchange of securities in which the Corporation does not survive, (iii) any sale, reorganization, merger, consolidation, or exchange of securities in which the Corporation does survive and any of the Corporation’s shareholders have the opportunity to receive cash, securities of another corporation, partnership, or limited liability company and/or other property in exchange for their capital stock of the Corporation, or (iv) upon any acquisition by any person or group (as defined in Section 13d of the Exchange Act) of beneficial ownership of more than 50% of the then outstanding Shares.

“Committee” is defined in Section 2(a).

“Corporation” means Angie’s List, Inc., a Delaware corporation.

“Director” means a director of the Corporation who is not also an Employee.

“Disability” means, except as otherwise determined by the Committee in an Award agreement, disability as determined under procedures established by the Committee for purposes of the Plan; provided, however, in the case of Incentive Stock Options shall have the meaning set forth in the Code.

“Employee” means any individual employed by the Corporation, including an employee who is a member of the Board.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto.

“Fair Market Value” means, as of any given date, unless otherwise determined by the Committee:

(a) if such Share is readily tradable on an established securities market, the closing price on the trading date on the date in question of one Share on the established securities market on which the Share is then readily tradable; or

(b) if such Share is not readily tradable on an established securities market, the fair market value of one Share, as determined by the Committee in good faith by the reasonable application of a reasonable valuation method which meets the standards set forth in Code Sections 409A or 422 as applicable.

“Incentive Stock Option” means an option for Shares granted pursuant to the Plan that satisfies the requirements of Code Section 422.

“Listing Date” means the date the Corporation’s registration statement on Form S-1 with respect to its initial public offering becomes effective.

“Limitation Amount” is defined in Section 5(b)(iii)(B).

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Participant” means any Employee, Director or consultant selected by the Committee pursuant to Section 2(b)(i) to participate in the Plan and receive an Award.

“Performance Criteria” means the following areas of performance of the Corporation or any subsidiary, division or business unit: asset growth; combined net worth; debt to equity ratio; earnings per share; revenues; investment performance; operating income (with or without investment income or income taxes); cash flow; margin; net income, before or after taxes; earnings before interest, taxes, depreciation and/or amortization; return on total capital, equity, revenue or assets; and increase in Fair Market Value of Shares and, in the case of awards not intended to qualify as “performance-based” under Code Section 162(m), any other criteria selected by the Committee. Any Performance Criteria may be used with or without adjustment for extraordinary items or nonrecurring items so long as, in the case of awards tended to qualify as “performance-based” under Code Section 162(m), such adjustments are specified.

“Performance Goals” means the performance goals established by the Committee in connection with the grant of Restricted Stock, Performance Awards, or Restricted Stock Units, which may or may not be based on Performance Criteria. Such Performance Goals also may be based upon the attaining of specified levels of Corporation performance relative to the performance of other corporations.

“Performance Award” means an award granted under Section 8.

“Plan” means this Angie’s List, Inc. Amended and Restated Omnibus Incentive Plan, as set forth herein and as hereinafter amended from time to time.

“Restriction Period” is defined in Section 7(c)(i).

“Restricted Stock” means an Award granted under Section 7.

“Restricted Stock Unit” means an Award granted under Section 9.

“Rule 16b-3” means Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

“Substitute Award” means any Award granted or issued to a Participant in assumption of, or in substitution for outstanding awards granted by a company acquired by the Corporation or with which the Corporation combines.

“Share” means a share of the Corporation’s common stock, par value $0.001 per share.

“Stock Appreciation Right” means an Award granted under Section 6.

“Stock Option” means an Award granted under Section 5.

“Termination Date” means, with respect to any Participant, the date of such Participant’s Termination of Service.

“Termination of Service” means, in the case of an Employee, the termination of the employment relationship between the Employee and the Corporation, in the case of a Director the termination of the Director’s service on the Board and in the case of a consultant, the termination of the relationship between the consultant and the Corporation; provided, however, that if a Participant’s relationship with the Corporation changes but, after the change, the Participant continues to be an Employee, Director or consultant, then no Termination of Service shall be deemed to have occurred by reason of such change.

ANGIE’S LIST, INC.

INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement (this “Agreement”) is entered into as of the Grant Date specified below, by and between                      (the “Optionee”) and Angie’s List, Inc., a Delaware corporation (the “Corporation”).

In consideration of the premises, the Corporation and the Optionee agree as follows:

1.	Option: Basic Terms.

A.

Defined Terms and Rules of Construction. Except as otherwise defined herein, capitalized terms shall have the meanings specified by the Angie’s List, Inc. Omnibus Incentive Plan (the “Plan”), and the rules of construction specified in the Plan shall apply to this Agreement as well.

B.	Grant of Option. The Corporation hereby grants the Optionee the right to purchase up to [ ] Shares upon the terms and conditions set forth below (the “Stock Option”).

C.	Grant Date. The date of the grant of the Stock Option is [ , 20 ] (the “Grant Date”).

D.	Type of Option. The Stock Option is an Incentive Stock Option.

E.

Subject to Plan. The Stock Option is subject to the terms and conditions of the Plan. By signing this Agreement, the Optionee acknowledges that the Corporation has provided him or her with a copy of the Plan. The terms of the Plan are hereby incorporated herein by reference.

F.	Vesting of Option.

a.	Subject to accelerated vesting upon a Change of Control as set forth below, the Stock Option shall only become vested and therefore exercisable as provided in the following vesting schedule:

Vested Percentage
25%	1st anniversary of the Grant Date

25%	2nd anniversary of the Grant Date

25%	3rd anniversary of the Grant Date

25%	4th anniversary of the Grant Date

b.

Upon vesting pursuant to the foregoing schedule, the vested portion of the Stock Option shall be fully exercisable at any time prior to the Expiration Date (as defined below). The Optionee’s interest in the Stock Option, to the extent it is not exercised prior to the Expiration Date, shall be forfeited. The Optionee shall have no further rights under the Plan with respect to a Stock Option (or portion thereof) to the extent the Stock Option (or portion thereof) has been forfeited.

c.

In the event of a Change in Control, the vesting of the Stock Option, and the time during which the Stock Option may be exercised, shall be accelerated automatically and shall be fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the transaction causing the Change in Control (and the Stock Option shall terminate if not exercised prior to the closing of such).

G.

Expiration Date. Unless earlier terminated pursuant to the terms and provisions of the Plan or this Agreement, the Stock Option with respect to Shares shall expire on the 10th anniversary of the Grant Date; provided, however, that if the Optionee is a 10% stockholder of the Corporation, the Stock Option with respect to the Shares shall expire on the 5th anniversary of the Grant Date (the “Expiration Date”).

H.

Purchase Price. The purchase price for each Share subject to the Stock Option shall be [Insert Fair Market Value of a Share or, if the Optionee is 10% stockholder, 110% of Fair Market Value] (the “Exercise Price”).

2.

Incentive Stock Option Treatment. The Stock Option is intended to qualify as an Incentive Stock Option. The Optionee acknowledges that the Stock Option will be treated as an Incentive Stock Option only to the extent that the requirements of Code Section 422 are satisfied. To satisfy these requirements, the Optionee may not dispose of Shares acquired pursuant to the Stock Option until the later of (i) two (2) years after the Grant Date or (ii) one (1) year after exercise of the Option. In addition, to the extent that the Stock Option is exercised more than three (3) months after the Optionee’s Termination of Service (12 months in the case of Termination of Service due to Disability), the Stock Option will not be treated as an Incentive Stock Option and will be treated as a Non-Qualified Stock Option.

3.

Method of Exercise. The Stock Option shall be exercisable by written notice (in the form attached hereto as Exhibit A) (the “Exercise Notice”). The Exercise Notice must state the number of Shares for which the Stock Option is being exercised. The Exercise Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Corporation. The Exercise Notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. The Stock Option shall be deemed to be exercised upon receipt by the Corporation of the Exercise Notice accompanied by the Exercise Price and payment of any applicable withholding tax; provided, that, as a condition precedent to the issuance of any Shares, the Optionee shall be required to execute and become a party to any investors’ rights agreement, voting agreement, right of first refusal and co-sale agreement, and/or other agreement by and among the Corporation and the stockholders of the Corporation which is in existence at the time of exercise and shall expressly become subject to the terms and conditions thereof.

4.

Method of Payment. Payment of the Exercise Price shall be by any of the following methods, at the election of the Optionee: (a) cash; (b) check; (c) with the consent of the Committee, surrendered Shares issuable upon the exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Stock Option or exercised portion thereof; or (d) such other method or combination of methods as approved by the Committee.

5.

Restrictions on Exercise. If the issuance of Shares upon exercise of the Stock Option, or the method of payment for such Shares, would constitute a violation of any applicable federal or state securities or other law or regulation, then the Stock Option may not be exercised. The Corporation may require the Optionee to make any representation and warranty to the Corporation as may be required by any applicable law or regulation before allowing the Stock Option to be exercised.

6.

Optionee’s Representations. If the Shares purchasable pursuant to the exercise of the Stock Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time the Stock Option is exercised, the Optionee shall, if required by the Corporation, concurrently with the exercise of all or any portion of the Stock Option, deliver to the Corporation his or her Investment Representation Statement in the form attached hereto as Exhibit B.

7.

Non-Transferability. Neither the Stock Option nor any portion thereof shall be transferred, sold, pledged, assigned, hypothecated, or disposed of in any manner by the Optionee other than by will or the laws of descent and distribution to the extent hereinafter set forth. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee hereof or, upon the Optionee’s legal incapacity to act on his or her own behalf, by the Optionee’s conservator or other lawful representative. The Stock Option shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation, or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Stock Option.

8.

Adjustments. If an event described in Section 3(c) of the Plan occurs, the number of Shares subject to the Stock Option and the Exercise Price shall be appropriately adjusted by the Committee in the manner set forth in Section 3(c) of the Plan.

9.

Early Expiration Upon Termination of Service. As set forth in Section 13 of the Plan, in the event of your Termination of Service for any reason, any portion of the Stock Option that is unvested (or otherwise unexercisable or for which restrictions have not lapsed) as of the Termination Date shall terminate and be forfeited as of the Termination Date and (i) if your Termination of Service is for Cause, the portion of the Stock Option that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate and be forfeited as of the date and time you are terminated; (ii) if the Termination of Service is a result of your death or Disability, the portion of the Stock Option that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate and be forfeited on the date that is one (1) year after the Termination Date, but in no event after the Expiration Date; and (iii) if your Termination of Service is other than due to death, disability or for Cause, the portion of the Stock Option that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate and be forfeited on the date that is three (3) months after the Termination Date, but in no event after the Expiration Date

10.

Share Repurchase Rights Upon Termination of Service. As set forth in Section 13 of the Plan, in the event of your Termination of Service, the Corporation shall have the right (but not the obligation) for a period of one (1) year after the Option Termination Date to purchase all or a portion of the Stock Option that is vested (or otherwise exercised or for which restrictions have lapsed) and any other Equity Securities that are held by you for an amount equal to the Fair Market Value of such securities determined as of the Termination Date; provided, however, that (i) if your Termination of Service is the result of your voluntary resignation, the amount shall be equal to eighty percent (80%) of the Fair Market Value determined as of the Termination Date, and (ii) if your Termination of Service is for Cause, the amount shall be equal to the original purchase price paid by you for such securities.

11.

Indemnification. The Optionee agrees to hold the Corporation and its officers, directors, and controlling persons (as defined in the Securities Act), and any persons affiliated with any of them or with the issuance of the Stock Option subject to this Agreement, harmless from all expenses, liabilities, and damages (including reasonable attorneys’ fees) (i) deriving from a disposition of the Stock Option or Shares acquired pursuant to the Stock Option in a manner that violates the Securities Act or of any applicable state securities law or (ii) that may be suffered by any person by reason of any breach of a representation required of the Optionee by this Agreement or the Plan.

12.

No Agreement of Employment. Neither the grant of the Stock Option nor this Agreement shall be deemed to create any agreement with, or obligation by, the Corporation to employ or otherwise engage the services of Optionee for any period of time, it being understood that, unless Optionee has an employment, consulting or other agreement with the Corporation that provides otherwise, the Optionee’s employment or service with the Corporation may be terminated by the Corporation at any time, with or without cause.

13.

Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given as follows (a) if to the Corporation, mailed first class, postage prepaid at the principal business address of the Corporation to the attention of the Secretary of the Corporation; or (b) if to Optionee then delivered personally, mailed first class, postage prepaid at the last address of Optionee known to the Corporation at the time the notice or other communication is sent.

14.

Entire Agreement. This Agreement, including the Plan, contains the entire understanding and agreement between the parties hereto respecting the subject matter hereof, and there are no representations, agreements, arrangements, or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

15.

Governing Law. The validity, performance, enforcement, interpretation and any other aspect of this Agreement shall be governed by the internal laws of the State of Delaware (to the extent not inconsistent with the applicable provisions of the Code) notwithstanding the choice of law provisions of any jurisdiction. Optionee hereby consents to the exclusive jurisdiction of the local, state and federal courts, as applicable, within the State of Indiana, and waives any defense of lack of personal jurisdiction or improper venue to a claim brought in such court.

16.

Counterparts. This Agreement may be executed in two original or facsimile counterparts, each of which shall be deemed to be an original and both of which, when taken together, shall constitute one instrument.

17.	Amendment. This Agreement may not be modified, amended, or waived in any manner except by an instrument in writing signed by both parties to this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date.

“CORPORATION”

ANGIE’S LIST, INC.

By:
Name:
Title:

“OPTIONEE”

[INSERT OPTIONEE’S NAME]

Street Address

City, State, Zip Code

Social Security No.

S-1

EXHIBIT A

Angie’s List, Inc.

EXERCISE NOTICE

1.

Exercise of Option. Effective as of                     ,             , the undersigned (the “Optionee”) hereby elects to exercise Optionee’s option to purchase                                 Shares of Angie’s List, Inc. (the “Corporation”) under and pursuant to the that certain Incentive Stock Option Agreement dated                     , 20         (the “Option Agreement”). Capitalized terms used herein without definition herein shall have the meanings provided in the Option Agreement.

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$

2.

Representations of Optionee. The Optionee acknowledges that the Optionee has received, read and understands the Option Agreement. The Optionee agrees to abide by and be bound by its terms and conditions.

3.

Rights as Stockholder. Until the Optionee has executed any investors’ rights agreement, voting agreement, right of first refusal and co-sale agreement or any other stockholders’ agreement (collectively, the “Stockholders’ Agreements”) by and among the Corporation and the Stockholders of the Corporation which is in existence at the time of exercise, no right to vote or receive distributions or any other rights as a Stockholder of the Corporation shall exist with respect to Shares subject to the Stock Option, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the Optionee executes the Stockholders’ Agreements.

4.	Optionee’s Rights to Transfer Shares.

(a) Rights of First Refusal. Before any Shares held by the Optionee may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of, the Optionee must first comply with the rights of first refusal set forth in the Stockholders’ Agreements.

Exhibit A-1

(b) Transfer Restrictions. Any transfer or sale of any Shares is subject to restriction on transfer imposed by any applicable state and federal securities laws. Any transfer or sale or attempted transfer or sale of any of the Shares not in accordance with the terms of this Exercise Notice, the Option Agreement, and the Stockholders’ Agreements shall be void and the Corporation may enforce the terms of this Exercise Notice, the Option Agreement, and the Stockholders’ Agreements by stop transfer instructions or similar actions by the Corporation and its agents or designees.

5.

Tax Consultation. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultants that Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Corporation for any tax or legal advice.

6.	Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The Optionee understands and agrees that the Corporation shall cause the legends set forth in the Stockholders’ Agreements, or legends substantially equivalent thereto, to be placed upon any stock certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or federal securities laws.

(b) Stop-Transfer Notices. The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or make allocations or distributions to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.

Successors and Assigns. The Corporation may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

8.

Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Corporation forthwith to the Corporation’s Board of Directors or committee thereof, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board of Directors shall be final and binding on the Corporation and on the Optionee.

9.

Governing Law; Severability. The validity, performance, enforcement, interpretation and any other aspect of this Exercise Notice shall be governed by the internal laws of the State of Delaware notwithstanding the choice of law provisions of any jurisdiction. Optionee hereby consents to the exclusive jurisdiction of the local, state and federal courts, as applicable, within the State of Indiana, and waives any defense of lack of personal jurisdiction or improper venue to a claim brought in such court. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

Exhibit A-2

10.

Notices. All notices and other communications required or permitted to be given under this Exercise Notice shall be in writing and shall be deemed to have been duly given as follows (a) if to the Corporation, mailed first class, postage prepaid at the principal business address of the Corporation to the attention of the Secretary of the Corporation; or (b) if to Optionee then delivered personally, mailed first class, postage prepaid at the last address of Optionee known to the Corporation at the time the notice or other communication is sent.

11.	Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

12.	Delivery of Payment. The Optionee herewith delivers to the Corporation the full Exercise Price for the Shares, as well as any applicable withholding tax.

13.

Entire Agreement. The Option Agreement and Stockholders’ Agreements are incorporated herein by reference. This Exercise Notice, the Option Agreement, the Stockholders’ Agreements and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede in their entirety all prior undertakings and agreements of the Corporation and the Optionee with respect to the subject matter hereof and thereof.

Accepted by:	Submitted by:

ANGIE’S LIST, INC.	[INSERT OPTIONEE’S NAME]

By:
Name:	[Optionee]
Title:

Address:

Exhibit A-3

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE :

CORPORATION: Angie’s List, Inc.

SECURITY : Common Stock

AMOUNT :

DATE :

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Angie’s List, Inc. (the “Corporation”), the undersigned (the “Optionee”) represents to the Corporation the following:

a. The Optionee is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. The Optionee is acquiring these Securities for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

b. The Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein. In this connection, the Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. The Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities laws or exemptions from such registration requirements are available. The Optionee further acknowledges and understands that the Corporation is under no obligation to register the Securities. The Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Corporation and any other legend required under applicable state securities laws.

Exhibit B-1

c. The Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Stock Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Corporation, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Corporation does not qualify under Rule 701 at the time of grant of the Stock Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Corporation or the date the Securities were sold by an affiliate of the Corporation, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

d. The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of the Optionee:

[Insert Name of Optionee]

Date: ,

Exhibit B-2

ANGIE’S LIST, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

This Nonqualified Stock Option Agreement (this “Agreement”) is entered into as of the Grant Date specified below, by and between                     (the “Optionee”) and Angie’s List, Inc., a Delaware corporation (the “Corporation”).

In consideration of the premises, the Corporation and the Optionee agree as follows:

1.	Option: Basic Terms.

A.

Defined Terms and Rules of Construction. Except as otherwise defined herein, capitalized terms shall have the meanings specified by the Angie’s List, Inc. Omnibus Incentive Plan (the “Plan”), and the rules of construction specified in the Plan shall apply to this Agreement as well.

B.	Grant of Option. The Corporation hereby grants the Optionee the right to purchase up to [ ] Shares upon the terms and conditions set forth below (the “Stock Option”).

C.	Grant Date. The date of the grant of the Stock Option is [_____________, 20__] (the “Grant Date”).

D.	Type of Option. The Stock Option is a Nonqualified Stock Option.

E.

Subject to Plan. The Stock Option is subject to the terms and conditions of the Plan. By signing this Agreement, the Optionee acknowledges that the Corporation has provided him or her with a copy of the Plan. The terms of the Plan are hereby incorporated herein by reference.

F.	Vesting of Option.

a. Subject to accelerated vesting upon a Change of Control as set forth below, the Stock Option shall only become vested and therefore exercisable as provided in the following vesting schedule:

Vested Percentage
25%	1st anniversary of the Grant Date

25%	2nd anniversary of the Grant Date

25%	3rd anniversary of the Grant Date

25%	4th anniversary of the Grant Date

b. Upon vesting pursuant to the foregoing schedule, the vested portion of the Stock Option shall be fully exercisable at any time prior to the Expiration Date (as defined below). The Optionee’s interest in the Stock Option, to the extent it is not exercised prior to the Expiration Date, shall be forfeited. The Optionee shall have no further rights under the Plan with respect to a Stock Option (or portion thereof) to the extent the Stock Option (or portion thereof) has been forfeited.

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c. In the event of a Change in Control, the vesting of the Stock Option, and the time during which the Stock Option may be exercised shall be accelerated automatically and shall be fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the transaction causing the Change in Control (and the Stock Option shall terminate if not exercised prior to the closing of such).

G.

Expiration Date. Unless earlier terminated pursuant to the terms and provisions of the Plan or this Agreement, the Stock Option with respect to Shares shall expire on the 10th anniversary of the Grant Date (the “Expiration Date”).

H.	Purchase Price. The purchase price for each Share subject to the Stock Option shall be [Insert Fair Market Value of a Share] (the “Exercise Price”).

2.

Method of Exercise. The Stock Option shall be exercisable by written notice (in the form attached hereto as Exhibit A) (the “Exercise Notice”). The Exercise Notice must state the number of Shares for which the Stock Option is being exercised. The Exercise Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Corporation. The Exercise Notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. The Stock Option shall be deemed to be exercised upon receipt by the Corporation of the Exercise Notice accompanied by the Exercise Price and payment of any applicable withholding tax; provided, that, as a condition precedent to the issuance of any Shares, the Optionee shall be required to execute and become a party to any investors’ rights agreement, voting agreement, right of first refusal and co-sale agreement, and/or other agreement by and among the Corporation and the stockholders of the Corporation which is in existence at the time of exercise and shall expressly become subject to the terms and conditions thereof.

3.

Method of Payment. Payment of the Exercise Price shall be by any of the following methods, at the election of the Optionee: (a) cash; (b) check; (c) with the consent of the Committee, surrendered Shares issuable upon the exercise of the Stock Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Stock Option or exercised portion thereof; or (d) such other method or combination of methods as approved by the Committee.

4.

Restrictions on Exercise. If the issuance of Shares upon exercise of the Stock Option, or the method of payment for such Shares, would constitute a violation of any applicable federal or state securities or other law or regulation, then the Stock Option may not be exercised. The Corporation may require the Optionee to make any representation and warranty to the Corporation as may be required by any applicable law or regulation before allowing the Stock Option to be exercised.

2

5.

Optionee’s Representations. If the Shares purchasable pursuant to the exercise of the Stock Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time the Stock Option is exercised, the Optionee shall, if required by the Corporation, concurrently with the exercise of all or any portion of the Stock Option, deliver to the Corporation his or her Investment Representation Statement in the form attached hereto as Exhibit B.

6.

Non-Transferability. Neither the Stock Option nor any portion thereof shall be transferred, sold, pledged, assigned, hypothecated, or disposed of in any manner by the Optionee other than by will or the laws of descent and distribution to the extent hereinafter set forth. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee hereof or, upon the Optionee’s legal incapacity to act on his or her own behalf, by the Optionee’s conservator or other lawful representative. The Stock Option shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation, or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Stock Option.

7.

Adjustments. If an event described in Section 3(c) of the Plan occurs, the number of Shares subject to the Stock Option and the Exercise Price shall be appropriately adjusted by the Committee in the manner set forth in Section 3(c) of the Plan.

8.

Early Expiration Upon Termination of Service. As set forth in Section 13 of the Plan, in the event of your Termination of Service for any reason, any portion of the Stock Option that is unvested (or otherwise unexercisable or for which restrictions have not lapsed) as of the Termination Date shall terminate and be forfeited as of the Termination Date and (i) if your Termination of Service is for Cause, the portion of the Stock Option that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate and be forfeited as of the date and time you are terminated; (ii) if the Termination of Service is a result of your death or Disability, the portion of the Stock Option that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate and be forfeited on the date that is one (1) year after the Termination Date, but in no event after the Expiration Date; and (iii) if your Termination of Service is other than due to death, disability or for Cause, the portion of the Stock Option that has previously vested (and is otherwise exercisable) as of the Termination Date shall terminate and be forfeited on the date that is three (3) months after the Termination Date, but in no event after the Expiration Date.

9.

Share Repurchase Rights Upon Termination of Service. As set forth in Section 13 of the Plan, in the event of your Termination of Service, the Corporation shall have the right (but not the obligation) for a period of one (1) year after the Option Termination Date to purchase all or a portion of the Stock Option that is vested (or otherwise exercised or for which restrictions have lapsed) and any other Equity Securities that are held by you for an amount equal to the Fair Market Value of such securities determined as of the Termination Date; provided, however, that (i) if your Termination of Service is the result of your voluntary resignation, the amount shall be equal to eighty percent (80%) of the Fair Market Value determined as of the Termination Date, and (ii) if your Termination of Service is for Cause, the amount shall be equal to the original purchase price paid by you for such securities.

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10.

Indemnification. The Optionee agrees to hold the Corporation and its officers, directors, and controlling persons (as defined in the Securities Act), and any persons affiliated with any of them or with the issuance of the Stock Option subject to this Agreement, harmless from all expenses, liabilities, and damages (including reasonable attorneys’ fees) (i) deriving from a disposition of the Stock Option or Shares acquired pursuant to the Stock Option in a manner that violates the Securities Act or of any applicable state securities law or (ii) that may be suffered by any person by reason of any breach of a representation required of the Optionee by this Agreement or the Plan.

11.

No Agreement of Employment. Neither the grant of the Stock Option nor this Agreement shall be deemed to create any agreement with, or obligation by, the Corporation to employ or otherwise engage the services of Optionee for any period of time, it being understood that, unless Optionee has an employment, consulting or other agreement with the Corporation that provides otherwise, the Optionee’s employment or service with the Corporation may be terminated by the Corporation at any time, with or without cause.

12.

Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given as follows (a) if to the Corporation, mailed first class, postage prepaid at the principal business address of the Corporation to the attention of the Secretary of the Corporation; or (b) if to Optionee then delivered personally, mailed first class, postage prepaid at the last address of Optionee known to the Corporation at the time the notice or other communication is sent.

13.

Entire Agreement. This Agreement, including the Plan, contains the entire understanding and agreement between the parties hereto respecting the subject matter hereof, and there are no representations, agreements, arrangements, or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

14.

Governing Law. The validity, performance, enforcement, interpretation and any other aspect of this Agreement shall be governed by the internal laws of the State of Delaware (to the extent not inconsistent with the applicable provisions of the Code) notwithstanding the choice of law provisions of any jurisdiction. Optionee hereby consents to the exclusive jurisdiction of the local, state and federal courts, as applicable, within the State of Indiana, and waives any defense of lack of personal jurisdiction or improper venue to a claim brought in such court.

15.

Counterparts. This Agreement may be executed in two original or facsimile counterparts, each of which shall be deemed to be an original and both of which, when taken together, shall constitute one instrument.

16.	Amendment. This Agreement may not be modified, amended, or waived in any manner except by an instrument in writing signed by both parties to this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date.

“CORPORATION”

ANGIE’S LIST, INC.

By:
Name:
Title:

“OPTIONEE”

[INSERT OPTIONEE’S NAME]

Street Address

City, State, Zip Code

Social Security No.

S-1

EXHIBIT A

Angie’s List, Inc.

EXERCISE NOTICE

1.

Exercise of Option. Effective as of                     ,             , the undersigned (the “Optionee”) hereby elects to exercise Optionee’s option to purchase                      Shares of Angie’s List, Inc. (the “Corporation”) under and pursuant to the that certain Nonqualified Stock Option Agreement dated                     , 20             (the “Option Agreement”). Capitalized terms used herein without definition herein shall have the meanings provided in the Option Agreement.

Date of Grant:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$

Total Exercise Price:	$

Certificate to be issued in name of:

Cash Payment delivered herewith:	$

2.

Representations of Optionee. The Optionee acknowledges that the Optionee has received, read and understands the Option Agreement. The Optionee agrees to abide by and be bound by its terms and conditions.

3.

Rights as Stockholder. Until the Optionee has executed any investors’ rights agreement, voting agreement, right of first refusal and co-sale agreement or any other stockholders’ agreement (collectively, the “Stockholders’ Agreements”) by and among the Corporation and the Stockholders of the Corporation which is in existence at the time of exercise, no right to vote or receive distributions or any other rights as a Stockholder of the Corporation shall exist with respect to Shares subject to the Stock Option, notwithstanding the exercise of the Stock Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date on which the Optionee executes the Stockholders’ Agreements.

4.	Optionee’s Rights to Transfer Shares.

(a) Rights of First Refusal. Before any Shares held by the Optionee may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of, the Optionee must first comply with the rights of first refusal set forth in the Stockholders’ Agreements.

Exhibit A-1

(b) Transfer Restrictions. Any transfer or sale of any Shares is subject to restriction on transfer imposed by any applicable state and federal securities laws. Any transfer or sale or attempted transfer or sale of any of the Shares not in accordance with the terms of this Exercise Notice, the Option Agreement, and the Stockholders’ Agreements shall be void and the Corporation may enforce the terms of this Exercise Notice, the Option Agreement, and the Stockholders’ Agreements by stop transfer instructions or similar actions by the Corporation and its agents or designees.

5.

Tax Consultation. The Optionee understands that the Optionee may suffer adverse tax consequences as a result of the Optionee’s purchase or disposition of the Shares. The Optionee represents that the Optionee has consulted with any tax consultants that Optionee deems advisable in connection with the purchase or disposition of the Shares and that the Optionee is not relying on the Corporation for any tax or legal advice.

6.	Restrictive Legends and Stop-Transfer Orders.

(a) Legends. The Optionee understands and agrees that the Corporation shall cause the legends set forth in the Stockholders’ Agreements, or legends substantially equivalent thereto, to be placed upon any stock certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by state or federal securities laws.

(b) Stop-Transfer Notices. The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Corporation shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or make allocations or distributions to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.

Successors and Assigns. The Corporation may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Corporation. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon the Optionee and his or her heirs, executors, administrators, successors and assigns.

8.

Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Optionee or by the Corporation forthwith to the Corporation’s Board of Directors or committee thereof, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board of Directors shall be final and binding on the Corporation and on the Optionee.

Exhibit A-2

9.

Governing Law; Severability. The validity, performance, enforcement, interpretation and any other aspect of this Exercise Notice shall be governed by the internal laws of the State of Delaware notwithstanding the choice of law provisions of any jurisdiction. Optionee hereby consents to the exclusive jurisdiction of the local, state and federal courts, as applicable, within the State of Indiana, and waives any defense of lack of personal jurisdiction or improper venue to a claim brought in such court. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

10.

Notices. All notices and other communications required or permitted to be given under this Exercise Notice shall be in writing and shall be deemed to have been duly given as follows (a) if to the Corporation, mailed first class, postage prepaid at the principal business address of the Corporation to the attention of the Secretary of the Corporation; or (b) if to Optionee then delivered personally, mailed first class, postage prepaid at the last address of Optionee known to the Corporation at the time the notice or other communication is sent.

11.	Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

12.	Delivery of Payment. The Optionee herewith delivers to the Corporation the full Exercise Price for the Shares, as well as any applicable withholding tax.

13.

Entire Agreement. The Option Agreement and Stockholders’ Agreements are incorporated herein by reference. This Exercise Notice, the Option Agreement, the Stockholders’ Agreements and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede in their entirety all prior undertakings and agreements of the Corporation and the Optionee with respect to the subject matter hereof and thereof.

Accepted by:	Submitted by:

ANGIE’S LIST, INC.	[INSERT OPTIONEE’S NAME]

By:
Name:	[Optionee]
Title:
Address:

Exhibit A- 3

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

CORPORATION:	Angie’s List, Inc.

SECURITY:	Common Stock

AMOUNT:

DATE:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Angie’s List, Inc. (the “Corporation”), the undersigned (the “Optionee”) represents to the Corporation the following:

1. The Optionee is aware of the Corporation’s business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision to acquire the Securities. The Optionee is acquiring these Securities for investment for the Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. The Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee’s investment intent as expressed herein. In this connection, the Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. The Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act and any applicable state securities laws or exemptions from such registration requirements are available. The Optionee further acknowledges and understands that the Corporation is under no obligation to register the Securities. The Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Corporation and any other legend required under applicable state securities laws.

Exhibit B-1

3. The Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Stock Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Corporation, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Corporation does not qualify under Rule 701 at the time of grant of the Stock Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Corporation or the date the Securities were sold by an affiliate of the Corporation, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

4. The Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of the Optionee:

[Insert Name of Optionee]

Date: ,

Exhibit B-2

RESTRICTED stock GRANT

Angie’s List, Inc., a Delaware corporation (the “Corporation”), hereby grants to                     (“Employee”)                      (            ) Shares pursuant to that certain Angie’s List, Inc. Omnibus Incentive Plan, as amended (the “Plan”), subject to the terms and conditions specified in this Restricted Stock Grant (this “Grant”) and the Plan. The terms of the Plan are hereby incorporated herein by reference. The effective date of this Grant is                     , 20         (the “Grant Date”). Except as otherwise defined in this Grant, capitalized terms shall have the meanings specified by the Plan, and the rules of construction specified in the Plan shall apply to this Agreement as well.

1. Acceptance of Grant; Grant Value. To accept this Grant, Employee must return a signed copy of the Acceptance of Restricted Stock Grant attached hereto (the “Acceptance”) to the Corporation within ten (10) days from the Grant Date. By accepting this Grant, Employee hereby acknowledges and agrees that (a) the Corporation is granting Employee the Restricted Stock as compensation for Employee’s prior and future services as an employee of the Corporation, (b) the Fair Market Value for each share of Restricted Stock is $                     (the “Unit Value”) and the aggregate Fair Market Value of all of the shares of Restricted Stock is $                     (the “Grant Value”), (c) if Employee files an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) within thirty (30) days following the Grant Date, the Grant Value will be treated as ordinary income to Employee in the 2010 tax year and will be subject to all taxes, payroll deductions and withholdings required under applicable law, and (d) Employee is solely responsible for obtaining tax advice regarding the effects that such an election may have on Employee’s personal tax situation and that Employee is not relying on the Corporation or its professional advisors for such advice.

2. Restrictions. Until the restrictions applicable to the Restricted Stock lapse pursuant to Paragraph 3, the Restricted Stock (or applicable portion thereof) shall be subject to the following restrictions:

(a) Restrictions on Transfer. Employee shall not assign, transfer, sell, pledge, hypothecate or otherwise dispose of or encumber any of the Restricted Stock without the consent of the Corporation and any attempted assignment, transfer, sale, pledge, hypothecation or other disposition of or encumbrance on any of the Restricted Stock shall be void and without effect.

(b) Forfeiture. Any rights that Employee may have to the Restricted Stock with respect to which the restrictions have not previously lapsed in accordance with Paragraph 3(a) (after giving effect to the provisions of Paragraphs 3(b) and 3(c), if applicable) shall terminate and be automatically forfeited to the Corporation upon the occurrence of a Termination of Service and Employee shall not be entitled to receive any compensation for such forfeited Restricted Stock.

3.	Lapse of Restrictions.

(a) Forfeiture Lapse. Except as set forth in Paragraphs 3(b), 3(c) and 4 below, the restrictions on the Restricted Stock which are set forth in Paragraph 2 shall lapse in accordance with the following schedule:

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Date	Number of Shares of Restricted Stock With Respect to Which the Restrictions Lapse
Grant Date
, 2011
, 2012
, 2013

After the restrictions set forth in Paragraph 2 lapse with respect to the Restricted Stock in accordance with this Paragraph 3(a), Employee shall have full beneficial ownership of such shares of the Restricted Stock, subject only to the Corporation’s repurchase rights under Paragraph 4 of this Grant and the Plan and any restrictions set forth in the (i) Right of First Refusal and Co-Sale Agreement, dated April 30, 2010, (ii) the Investors’ Rights Agreement, dated April 30, 2010, (iii) the Voting Agreement, dated April 30, 2010, (iv) the Bylaws of the Company, dated April 23, 2010 and (v) the Amended and Restated Certificate of Incorporation of the Company, dated April 30, 2010, as amended, each as may be amended from time to time (collectively, the “Governing Documents”).

(b) Change of Control Transaction. Except as set forth in Paragraph 3(a) above, upon the occurrence of a Change of Control prior to the full lapsing of the restrictions on the Restricted Stock, the restrictions set forth in Paragraph 2 shall lapse as to all Restricted Stock as of the effective date of the Change of Control.

(c) Public Offering. If there is a first public offering of Shares pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), for the account of the Corporation after the Grant Date, the restrictions set forth in Paragraph 2 shall lapse as to the Restricted Stock as of the effective date of such public offering.

4.	Termination of Service; Corporation’s Repurchase Rights.

(a) Early Expiration Upon Termination of Service. As set forth in Section 13 of the Plan, in the event of Employee’s Termination of Service for any reason, any portion of the Restricted Stock for which the restrictions set forth in Paragraph 3 have not lapsed as of the Termination Date shall terminate and be forfeited as of the Termination Date, and if Employee’s Termination of Service is for Cause, the portion of the Restricted Stock for which the restrictions set forth in Paragraph 3 have lapsed as of the Termination Date shall also terminate and be forfeited as of the Termination Date.

(b) Repurchase Rights Upon Termination of Service. As set forth in Section 13 of the Plan, in the event of Employee’s Termination of Service, the Corporation shall have the right (but not the obligation) for a period of one (1) year after the Termination Date to purchase all or a portion of the Restricted Stock for which the restrictions set forth in Paragraph 3 have lapsed for an amount equal to the Fair Market Value of such securities determined as of the Termination Date; provided, however, that (i) if Employee’s Termination of Service is the result of Employee’s voluntary resignation, the amount shall be equal to eighty percent (80%) of the Fair Market Value determined as of the Termination Date, and (ii) if Employee’s Termination of Service is for Cause, the amount shall be equal to the original purchase price paid by Employee for such securities.

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5. Certificate Legends. Certificates for the Restricted Stock shall bear the legends set forth in the Governing Documents and the Plan, including but not limited to the legend set forth in Section 7(b) of the Plan, or legends substantially equivalent thereto, and appropriate legends referring to the terms, conditions, and restrictions described herein. In addition, the certificates shall bear the legend specified in Employee’s representations and warranties, as set forth in the Acceptance. The certificate(s) for the Restricted Stock with restrictive legends thereon, shall be held by the Corporation for Employee’s benefit until the restrictions described in Paragraph 2 lapse, whereupon a certificate without legends referring to those restrictions will be issued and delivered to Employee, but such certificates shall bear a legend referring to the repurchase rights described in Paragraph 4.

6. Withholding of Taxes. Employee may be subject to tax withholding at the time the restrictions referred to in Paragraph 2 lapse or such earlier date as Employee may elect pursuant to Section 83(b) of the Code for this Grant to be included in taxable income. By accepting this offer, Employee agrees that Employee will provide for the applicable tax withholding (as determined by the Committee in good faith) by one of the following methods: (a) writing a check to the Corporation equal to the required withholding amount or (b) having the Corporation retain or accept delivery from Employee of the Restricted Stock having a Fair Market Value equal to the amount of the withholding obligation.

7. Rights as a Stockholder. Employee will have absolute beneficial ownership of the Restricted Stock granted pursuant to this Grant, including the right to vote the Restricted Stock and to receive any dividends or distributions thereon; subject, however, to the terms, conditions and restrictions set forth herein and in the Governing Documents. As a condition to receiving the Restricted Stock hereunder, Employee agrees to sign a counterpart signature page to each of the Governing Documents and to become bound by the terms and conditions set forth therein on the date hereof.

8. Indemnification. Employee agrees to hold the Corporation and its officers, directors, and controlling persons (as defined in the Securities Act), and any persons affiliated with any of them or with the issuance of the Restricted Stock subject to this Grant, harmless from all expenses, liabilities, and damages (including reasonable attorneys’ fees) (a) deriving from a disposition of the Restricted Stock acquired pursuant to this Grant in a manner that violates the Securities Act or of any applicable state securities law or (b) that may be suffered by any person by reason of any breach of a representation required of Employee by this Agreement or the Plan.

9. No Agreement of Employment. Neither the grant of the Restricted Stock nor this Grant shall be deemed to create any agreement with, or obligation by, the Corporation to employ or otherwise engage the services of Employee for any period of time, it being understood that, unless Employee has an employment, consulting or other agreement with the Corporation that provides otherwise, Employee’s employment or service with the Corporation may be terminated by the Corporation at any time, with or without cause.

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10. Notices. All notices and other communications required or permitted to be given under this Grant shall be in writing and shall be deemed to have been duly given as follows (a) if to the Corporation, mailed first class, postage prepaid at the principal business address of the Corporation to the attention of the Secretary of the Corporation; or (b) if to Employee then delivered personally, mailed first class, postage prepaid at the last address of Employee known to the Corporation at the time the notice or other communication is sent.

11. Entire Agreement. This Agreement, including the Plan, contains the entire understanding and agreement between the parties hereto respecting the subject matter hereof, and there are no representations, agreements, arrangements, or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein.

12. Governing Law. The validity, performance, enforcement, interpretation and any other aspect of this Agreement shall be governed by the internal laws of the State of Delaware (to the extent not inconsistent with the applicable provisions of the Code) notwithstanding the choice of law provisions of any jurisdiction. Employee hereby consents to the exclusive jurisdiction of the local, state and federal courts, as applicable, within the State of Indiana, and waives any defense of lack of personal jurisdiction or improper venue to a claim brought in such court.

13. Amendment. This Agreement may not be modified, amended, or waived in any manner except by an instrument in writing signed by the Corporation and Employee.

Angie’s List, Inc.

By:

        William S. Oesterle, President

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ACCEPTANCE OF restricted Stock grant

Employee hereby accepts the Restricted Stock granted to Employee by the Corporation pursuant to that certain Restricted Stock Grant dated                     , 20         (the “Grant”) and tenders a signed copy of this Acceptance of Restricted Stock Grant to the Corporation. Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Grant. Employee hereby agrees to the terms and conditions of the Grant and agrees to accept as binding, conclusive, and final all good faith decisions and interpretations of the Board with respect to all decisions, questions or other matters arising under the Grant. Employee understands that investment in the Restricted Stock involves a high degree of risk and is suitable only for sophisticated investors. Employee understands that the Restricted Stock is being offered in reliance upon an exemption from registration provided by the Securities Act and Regulation D of the Securities and Exchange Commission thereunder (“Regulation D”), and an exemption from registration provided by applicable state securities laws. Accordingly, Employee hereby represents and warrants to the Corporation, and intends that the Corporation rely upon these representations and warranties for the purpose of establishing the acceptability of Employee’s acceptance of the Grant, as follows:

1.	Employee is accepting the Restricted Stock for his or her own investment and not with a view to the distribution or resale thereof to anyone else.

2.

The Corporation has disclosed to Employee, in writing, and Employee acknowledges, that the transferability of the Restricted Stock is severely limited and that Employee must continue to bear the economic risk of this investment for an indefinite period as these securities have not been registered under the Securities Act or any other state securities laws and therefore cannot be offered or sold unless they are subsequently registered under such acts or an exemption from such registration is available.

3.

Employee agrees that the Restricted Stock will not be sold without registration under the Securities Act and any applicable state securities law, or until Employee has obtained an opinion of counsel satisfactory to the Corporation that such registration is not required in connection with any such transaction.

4.

Employee understands and agrees that the Corporation shall cause the legends set forth in the Governing Documents and the Plan, or legends substantially equivalent thereto, to be placed upon any stock certificate(s) evidencing ownership of the Restricted Stock, together with any other legends that may be required by state or federal securities laws. Employee agrees that, in order to ensure compliance with the restrictions referred to herein, the Corporation may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Corporation transfers its own securities, it may make appropriate notations to the same effect in its own records.

5.	Employee is a resident of the State of Indiana.

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6.

Employee is an employee of the Corporation and has been actively involved in the business of the Corporation as an employee of the Corporation. As a result, Employee is familiar with the business, operations, affairs, financial condition, assets and future prospects of the Corporation. Employee acknowledges and agrees that he or she has been furnished with or has had access to all financial and other information concerning the Corporation and its business, operations, affairs, financial condition, assets and future prospects. Employee has had a full opportunity to consult with his or her legal, accounting and tax advisors regarding the Corporation and the acceptance of the Restricted Stock.

7.

The Corporation has provided Employee with, and Employee acknowledges receipt of, the Governing Documents and the Plan. Employee further acknowledges that he or she has read the Governing Documents and the Plan and understands the terms and conditions thereof.

8.	No commission or other remuneration shall be paid to any person in connection with the grant of the Restricted Stock.

9.

Employee acknowledges and agrees that (a) the Corporation is not agreeing to maintain Employee’s ownership percentage represented by the Restricted Stock on the Grant Date; (b) the Corporation may in the future sell more equity interests to raise capital and may issue equity interests for purposes of providing compensation or reimbursement to the Corporation’s officers, directors, members, managers, employees and others; and (c) in the event that no preemptive rights are available with respect to such issuance of equity securities, any such issuance of equity securities will reduce Employee’s percentage ownership in the Corporation accordingly.

Accepted this          day of                     , 20        .

“Employee”

By:

Printed:

Social Security Number

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